UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.

Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2023

WESTERN ASSET

INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC. (IGI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed income securities of varying maturities.

II	Western Asset Investment Grade Defined Opportunity Trust Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Investment Grade Defined Opportunity Trust Inc. for the twelve-month reporting period ended November 30, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 29, 2023

Western Asset Investment Grade Defined Opportunity Trust Inc.	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed income securities of varying maturities. The Fund may invest up to 20% of its net assets in corporate fixed income securities of below investment grade quality (commonly known as “high yield” or “junk” bonds) at the time of investment and other securities, including obligations of the U.S. government, its agencies or instrumentalities, common stocks, warrants and depositary receipts. While the Fund may invest up to 20% of its net assets in below investment grade securities, the Fund will, under normal market conditions, maintain a portfolio with an overall dollar-weighted average of investment grade credit quality. The Fund may invest up to 20% of its net assets in securities of foreign issuers located anywhere in the world, including issuers located in emerging market countries. Additionally, the Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements, provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its net assets.

In purchasing securities and other investments for the Fund, we may take full advantage of the entire range of maturities and durations offered by corporate fixed income securities and may adjust the average maturity or duration of the Fund’s portfolio from time to time, depending on our assessment of the relative yields available on securities of different maturities and durations and our expectations of future changes in interest rates.

The Fund may take on leveraging risk by utilizing certain management techniques, whereby it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitment under such a portfolio management technique, such instrument will not be considered a senior security for the purposes of the Investment Company Act of 1940. However, as a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	1

Fund overview (cont’d)

individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Ryan K. Brist, Blanton Keh, Kurt Halvorson and Dan Alexander.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall U.S. fixed income market experienced periods of volatility and generated a modest return over the twelve-month reporting period ended November 30, 2023. The market was driven by several factors, including elevated inflation, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the repercussions from the war in Ukraine, unrest in the banking industry, and several geopolitical issues. The fixed income market rallied sharply toward the end of the reporting period given expectations for the end of Fed rate hikes.

Short-term U.S. Treasury yields moved higher as the Fed raised interest rates in an attempt to rein in elevated inflation. The yield for the two-year Treasury note began the reporting period at 4.38% and ended the period at 4.73%. The low of 3.75% took place on May 4, 2023, and the high of 5.19% took place on October 17 and 18, 2023. Long-term U.S. Treasury yields also moved higher given stubbornly high inflation and Fed monetary policy tightening. The yield for the ten-year Treasury note began the reporting period at 3.68% and ended the period at 4.37%. The low of 3.30% occurred on April 5 and 6, 2023, and the high of 4.98% took place on October 19, 2023.

All told, the Bloomberg U.S. Aggregate Indexi returned 1.18% for the twelve-month reporting period ended November 30, 2023. Comparatively, the Bloomberg U.S. Credit Indexii returned 3.38% over the same period and the Bloomberg U.S. High Yield — 2% Issuer Cap Indexiii returned 8.69%.

Q. How did we respond to these changing market conditions?

A. The Fund increased its allocation to securities rated BBB and reduced its below investment-grade exposure. Within the energy sector, the Fund added to its investment-grade holdings and pared its high-yield holdings. Finally, the Fund reduced both its long investment-grade and high-yield index swaps (CDX) overlay.

During the reporting period, U.S. Treasury futures were used to manage the Fund’s duration and yield curve positioning. CDX were used for credit hedging purposes. Currency forwards were used to manage the Fund’s currency exposure. Collectively, these instruments detracted from performance.

Performance review

For the twelve months ended November 30, 2023, Western Asset Investment Grade Defined Opportunity Trust Inc. returned 3.84% based on its net asset value (“NAV”)iv and 4.23% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg U.S. Credit Index, returned 3.38% for the same period.

2	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.80 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2023. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2023
Price Per Share	12-Month Total Return**
$17.07 (NAV)	3.84	%†
$16.35 (Market Price)	4.23	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Among the largest contributors to the Fund’s relative performance during the reporting period was its positioning in a number of sectors/industries, including an overweight to energy and an underweight to sovereigns. In terms of issue selection, holdings within the consumer cyclicals1 (overweight Las Vegas Sands), energy (overweight Energy Transfer Partners) and technology (overweight Texas Instruments) sectors added the most value. The Fund’s quality biases were also rewarded, led by an overweight to lower quality securities, as they outperformed their higher quality counterparts.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative results during the reporting period was its duration position. In particular, having a duration that was longer than the benchmark negatively impacted returns as rates moved higher across the yield curve. Looking at sector/ industry positioning, an overweight to financials and an underweight to technology

*	For the tax character of distributions paid during the fiscal year ended November 30, 2023, please refer to page 48 of this report.

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	3

Fund overview (cont’d)

detracted from performance. Elsewhere, issue selection within financials (overweight Credit Suisse) was a headwind for results.

Looking for additional information?

The Fund is traded under the symbol “IGI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XIGIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in the Western Asset Investment Grade Defined Opportunity Trust Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

December 13, 2023

RISKS: The Fund is a non-diversified, limited term, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower rated higher yielding bonds or “junk bonds”, which are subject to greater liquidity and credit risk (risk of default) than higher rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to

4	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers. For more information on Fund risks, see Summary of information regarding the Fund — Principal Risk Factors in this report.

Portfolio holdings and breakdowns are as of November 30, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 30 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2023 were: financials (33.7%), energy (13.8%), health care (11.4%), communication services (10.7%) and industrials (7.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher).

iii

The Bloomberg U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2023 and November 30, 2022 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 11/30/23	3.84%
Five Years Ended 11/30/23	2.02
Ten Years Ended 11/30/23	2.78

Cumulative total returns[1]
11/30/13 through 11/30/23	31.49%

Market Price
Average annual total returns[2]
Twelve Months Ended 11/30/23	4.23%
Five Years Ended 11/30/23	2.47
Ten Years Ended 11/30/23	3.40

Cumulative total returns[2]
11/30/13 through 11/30/23	39.70%

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	7

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Western Asset Investment Grade Defined Opportunity Trust Inc. vs. Bloomberg U.S. Credit Index† — November 2013 - November 2023

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†

Hypothetical illustration of $10,000 invested in Western Asset Investment Grade Defined Opportunity Trust Inc. on November 30, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through November 30, 2023. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Credit Index. The Bloomberg U.S. Credit Index (the “Index”) is an index composed of corporate and non-corporate debt issues that are investment grade. The Index is unmanaged. Please note that an investor cannot invest directly in an index.

8	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Schedule of investments

November 30, 2023

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 95.7%
Communication Services — 10.3%
Diversified Telecommunication Services — 3.0%
AT&T Inc., Senior Notes	4.500%	5/15/35	370,000	$335,087
AT&T Inc., Senior Notes	4.900%	6/15/42	250,000	213,805
AT&T Inc., Senior Notes	4.800%	6/15/44	290,000	248,015
AT&T Inc., Senior Notes	4.500%	3/9/48	422,000	344,538
AT&T Inc., Senior Notes	3.300%	2/1/52	190,000	125,462
AT&T Inc., Senior Notes	3.500%	9/15/53	180,000	119,934
AT&T Inc., Senior Notes	3.800%	12/1/57	150,000	102,631
AT&T Inc., Senior Notes	3.500%	2/1/61	260,000	166,546
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	1,550,000	1,875,767
Telefonica Emisiones SA, Senior Notes	7.045%	6/20/36	140,000	151,863
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	390,000	448,210
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	218,000	210,502
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	1,130,000	1,111,033
Verizon Communications Inc., Senior Notes	3.700%	3/22/61	100,000	70,788
Total Diversified Telecommunication Services				5,524,181
Entertainment — 2.7%
Walt Disney Co., Senior Notes	6.650%	11/15/37	2,400,000	2,695,303
Warnermedia Holdings Inc., Senior Notes	5.141%	3/15/52	2,830,000	2,263,571
Total Entertainment				4,958,874
Media — 4.0%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	910,000	750,178
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000	176,818
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	3/1/42	120,000	79,385
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	420,000	390,157
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	560,000	453,285
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	110,000	92,881

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	9

Schedule of investments (cont’d)

November 30, 2023

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.250%	4/1/53	250,000	$200,409
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.950%	6/30/62	120,000	72,187
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.500%	4/1/63	330,000	261,297
Comcast Corp., Senior Notes	6.400%	5/15/38	2,500,000	2,675,596
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	250,000	185,640	(a)
Fox Corp., Senior Notes	5.476%	1/25/39	810,000	740,308
Paramount Global, Senior Notes	5.250%	4/1/44	80,000	60,180
Time Warner Cable Enterprises LLC, Senior Secured Notes	8.375%	7/15/33	370,000	415,179
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	370,000	349,680
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	330,000	330,372
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	20,000	19,089
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	200,000	165,554
Total Media				7,418,195
Wireless Telecommunication Services — 0.6%
Sprint LLC, Senior Notes	7.125%	6/15/24	230,000	231,225
T-Mobile USA Inc., Senior Notes	4.375%	4/15/40	100,000	85,517
T-Mobile USA Inc., Senior Notes	3.000%	2/15/41	100,000	70,590
T-Mobile USA Inc., Senior Notes	4.500%	4/15/50	330,000	274,631
T-Mobile USA Inc., Senior Notes	3.400%	10/15/52	360,000	242,711
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	320,000	292,448
Vodafone Group PLC, Senior Notes	4.250%	9/17/50	20,000	15,497
Total Wireless Telecommunication Services				1,212,619
Total Communication Services				19,113,869
Consumer Discretionary — 5.3%
Automobile Components — 0.3%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	620,000	606,290	(a)
Automobiles — 1.2%
Ford Motor Co., Senior Notes	3.250%	2/12/32	470,000	375,041
Ford Motor Credit Co. LLC, Senior Notes	2.700%	8/10/26	630,000	571,350
General Motors Co., Senior Notes	6.125%	10/1/25	300,000	301,530
General Motors Co., Senior Notes	6.600%	4/1/36	290,000	297,283
General Motors Co., Senior Notes	6.750%	4/1/46	580,000	589,458
Total Automobiles				2,134,662

See Notes to Financial Statements.

10	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Broadline Retail — 0.4%
Amazon.com Inc., Senior Notes	3.875%	8/22/37	410,000	$365,611
Amazon.com Inc., Senior Notes	3.950%	4/13/52	520,000	428,595
Total Broadline Retail				794,206
Diversified Consumer Services — 0.2%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	180,000	114,513
Washington University, Senior Notes	3.524%	4/15/54	150,000	110,569
Washington University, Senior Notes	4.349%	4/15/2122	170,000	131,595
Total Diversified Consumer Services				356,677
Hotels, Restaurants & Leisure — 2.1%
Genting New York LLC/GENNY Capital Inc.,
Senior Notes	3.300%	2/15/26	740,000	669,799	(a)
Marriott International Inc., Senior Notes	3.600%	4/15/24	320,000	317,061
McDonald’s Corp., Senior Notes	4.700%	12/9/35	260,000	246,123
McDonald’s Corp., Senior Notes	4.875%	12/9/45	370,000	337,275
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	590,000	494,701	(a)
Sands China Ltd., Senior Notes	5.375%	8/8/25	690,000	674,840
Sands China Ltd., Senior Notes	5.650%	8/8/28	200,000	191,606
Sands China Ltd., Senior Notes	4.875%	6/18/30	220,000	193,982
Sands China Ltd., Senior Notes	3.500%	8/8/31	510,000	407,401
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	370,000	338,922	(a)
Total Hotels, Restaurants & Leisure				3,871,710
Household Durables — 0.4%
Lennar Corp., Senior Notes	5.000%	6/15/27	290,000	285,789
MDC Holdings Inc., Senior Notes	2.500%	1/15/31	300,000	231,723
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	310,000	271,235
Total Household Durables				788,747
Specialty Retail — 0.7%
Home Depot Inc., Senior Notes	3.300%	4/15/40	100,000	77,992
Home Depot Inc., Senior Notes	3.350%	4/15/50	80,000	57,646
Home Depot Inc., Senior Notes	3.625%	4/15/52	420,000	315,455
Lithia Motors Inc., Senior Notes	4.625%	12/15/27	170,000	158,120	(a)
Lithia Motors Inc., Senior Notes	3.875%	6/1/29	300,000	264,662	(a)
Lowe’s Cos. Inc., Senior Notes	4.250%	4/1/52	440,000	345,725
Total Specialty Retail				1,219,600
Total Consumer Discretionary				9,771,892
Consumer Staples — 3.4%
Beverages — 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	1,730,000	1,541,114

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	11

Schedule of investments (cont’d)

November 30, 2023

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Coca-Cola Co., Senior Notes	4.125%	3/25/40	290,000	$256,216
Coca-Cola Co., Senior Notes	4.200%	3/25/50	160,000	140,552
Total Beverages				1,937,882
Food Products — 0.4%
J M Smucker Co., Senior Notes	6.200%	11/15/33	360,000	376,105
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	160,000	144,582
Mars Inc., Senior Notes	3.200%	4/1/30	220,000	197,527	(a)
Total Food Products				718,214
Tobacco — 2.0%
Altria Group Inc., Senior Notes	3.800%	2/14/24	290,000	288,437
Altria Group Inc., Senior Notes	4.400%	2/14/26	500,000	490,759
Altria Group Inc., Senior Notes	4.800%	2/14/29	1,360,000	1,328,078
Altria Group Inc., Senior Notes	3.875%	9/16/46	80,000	56,342
Imperial Brands Finance PLC, Senior Notes	6.125%	7/27/27	510,000	517,219	(a)
Reynolds American Inc., Senior Notes	8.125%	5/1/40	470,000	519,634
Reynolds American Inc., Senior Notes	7.000%	8/4/41	510,000	511,881
Total Tobacco				3,712,350
Total Consumer Staples				6,368,446
Energy — 13.8%
Energy Equipment & Services — 0.5%
Halliburton Co., Senior Notes	5.000%	11/15/45	930,000	850,684
Oil, Gas & Consumable Fuels — 13.3%
Apache Corp., Senior Notes	6.000%	1/15/37	84,000	78,395
Apache Corp., Senior Notes	5.100%	9/1/40	60,000	49,468
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	128,896
Apache Corp., Senior Notes	4.750%	4/15/43	670,000	502,493
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	40,000	32,649	(a)
Cameron LNG LLC, Senior Secured Notes	3.701%	1/15/39	50,000	39,675	(a)
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	360,000	296,605
Chesapeake Energy Corp., Senior Notes	6.750%	4/15/29	270,000	269,250	(a)
Chevron USA Inc., Senior Notes	5.250%	11/15/43	240,000	238,955
Columbia Pipelines Operating Co. LLC, Senior Notes	6.036%	11/15/33	460,000	464,477	(a)
Columbia Pipelines Operating Co. LLC, Senior Notes	6.544%	11/15/53	370,000	378,955	(a)
ConocoPhillips, Senior Notes	6.500%	2/1/39	1,500,000	1,661,853
Continental Resources Inc., Senior Notes	2.268%	11/15/26	130,000	117,480	(a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	430,000	407,146
Continental Resources Inc., Senior Notes	2.875%	4/1/32	180,000	141,064	(a)

See Notes to Financial Statements.

12	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Continental Resources Inc., Senior Notes	4.900%	6/1/44	140,000	$107,935
Devon Energy Corp., Senior Notes	5.850%	12/15/25	560,000	561,706
Devon Energy Corp., Senior Notes	4.500%	1/15/30	116,000	107,938
Devon Energy Corp., Senior Notes	5.600%	7/15/41	20,000	18,442
Devon Energy Corp., Senior Notes	5.000%	6/15/45	210,000	176,817
Diamondback Energy Inc., Senior Notes	6.250%	3/15/53	370,000	372,369
Ecopetrol SA, Senior Notes	5.875%	5/28/45	404,000	288,110
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	330,000	309,289	(b)(c)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	880,000	781,414	(b)(c)
Energy Transfer LP, Senior Notes	3.900%	7/15/26	630,000	604,970
Energy Transfer LP, Senior Notes	5.250%	4/15/29	20,000	19,655
Energy Transfer LP, Senior Notes	8.250%	11/15/29	240,000	266,645
Energy Transfer LP, Senior Notes	6.625%	10/15/36	20,000	20,564
Energy Transfer LP, Senior Notes	5.800%	6/15/38	60,000	57,342
Enterprise Products Operating LLC, Senior Notes	4.250%	2/15/48	400,000	333,022
Enterprise Products Operating LLC, Senior Notes	3.300%	2/15/53	230,000	160,702
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	210,000	159,369
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. Term SOFR + 2.832%)	5.375%	2/15/78	700,000	606,318	(c)
EOG Resources Inc., Senior Notes	4.375%	4/15/30	370,000	358,037
Exxon Mobil Corp., Senior Notes	4.227%	3/19/40	220,000	195,867
KazMunayGas National Co. JSC, Senior Notes	3.500%	4/14/33	240,000	187,104	(a)
Kinder Morgan Inc., Senior Notes	7.800%	8/1/31	900,000	996,307
MPLX LP, Senior Notes	4.500%	4/15/38	600,000	510,115
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	1,000,000	1,104,667
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	10,000	7,667
ONEOK Inc., Senior Notes	6.050%	9/1/33	710,000	723,131
ONEOK Inc., Senior Notes	6.625%	9/1/53	710,000	746,434
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	330,000	312,072	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	530,000	551,435
Petrobras Global Finance BV, Senior Notes	5.500%	6/10/51	160,000	125,819
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	1,500,000	1,703,842
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	90,000	80,323
Targa Resources Corp., Senior Notes	4.950%	4/15/52	260,000	213,435

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	13

Schedule of investments (cont’d)

November 30, 2023

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	760,000	$772,035
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	760,000	792,223
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.250%	12/1/26	180,000	187,219
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	230,000	203,073
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	10,000	9,200
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	860,000	708,965
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.950%	5/15/50	30,000	22,542
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	1,560,000	1,516,115
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	890,000	855,740
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	140,000	126,978
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	120,000	102,938
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	430,000	358,682
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,130,000	1,121,867
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	62,000	67,494
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	148,000	173,999
Williams Cos. Inc., Senior Notes	3.500%	10/15/51	70,000	47,325
Total Oil, Gas & Consumable Fuels				24,642,618
Total Energy				25,493,302
Financials — 33.6%
Banks — 19.6%
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.500% to 6/27/29 then 10 year Treasury Constant Maturity Rate + 5.470%)	7.500%	6/27/29	200,000	182,708	(a)(b)(c)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	400,000	373,791	(a)(b)(c)
Banco Mercantil del Norte SA, Junior Subordinated Notes (8.375% to 10/14/30 then 10 year Treasury Constant Maturity Rate + 7.760%)	8.375%	10/14/30	200,000	193,012	(a)(b)(c)
Bank of America Corp., Junior Subordinated
Notes (6.100% to 3/17/25 then 3 mo. Term SOFR + 4.160%)	6.100%	3/17/25	590,000	584,533	(b)(c)

See Notes to Financial Statements.

14	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. Term SOFR + 3.967%)	6.250%	9/5/24	880,000	$870,186	(b)(c)
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. Term SOFR + 4.436%)	6.500%	10/23/24	400,000	397,497	(b)(c)
Bank of America Corp., Senior Notes	5.875%	2/7/42	1,340,000	1,377,457
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. Term SOFR + 3.412%)	4.083%	3/20/51	250,000	198,136	(c)
Bank of America Corp., Senior Notes (4.271% to 7/23/28 then 3 mo. Term SOFR + 1.572%)	4.271%	7/23/29	690,000	651,971	(c)
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	670,000	779,308
Bank of Nova Scotia, Subordinated Notes (4.588% to 5/4/32 then 5 year Treasury Constant Maturity Rate + 2.050%)	4.588%	5/4/37	560,000	476,420	(c)
Barclays PLC, Junior Subordinated Notes (6.125% to 6/15/26 then 5 year Treasury Constant Maturity Rate + 5.867%)	6.125%	12/15/25	1,660,000	1,541,681	(b)(c)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	500,000	459,190	(c)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	1,520,000	1,512,746	(a)(b)(c)
BNP Paribas SA, Junior Subordinated Notes (8.500% to 8/14/28 then 5 year Treasury Constant Maturity Rate + 4.354%)	8.500%	8/14/28	290,000	295,033	(a)(b)(c)
BPCE SA, Senior Notes (6.714% to 10/19/28 then SOFR + 2.270%)	6.714%	10/19/29	530,000	541,152	(a)(c)
Citigroup Inc., Junior Subordinated Notes (6.250% to 8/15/26 then 3 mo. Term SOFR + 4.779%)	6.250%	8/15/26	1,100,000	1,071,004	(b)(c)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. Term SOFR + 3.685%)	6.300%	5/15/24	1,350,000	1,333,032	(b)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	752,000	928,042
Citigroup Inc., Senior Notes	4.650%	7/23/48	780,000	675,343
Citigroup Inc., Senior Notes (3.785% to 3/17/32 then SOFR + 1.939%)	3.785%	3/17/33	620,000	536,719	(c)
Citigroup Inc., Subordinated Notes	4.600%	3/9/26	490,000	478,546
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	1,990,000	1,862,722
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	630,000	663,184

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	15

Schedule of investments (cont’d)

November 30, 2023

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Citigroup Inc., Subordinated Notes (6.174% to 5/25/33 then SOFR + 2.661%)	6.174%	5/25/34	380,000	$377,223	(c)
Cooperatieve Rabobank UA, Senior Notes	5.750%	12/1/43	250,000	242,664
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,370,000	1,377,727	(a)(b)(c)
Credit Agricole SA, Senior Notes (6.316% to 10/3/28 then SOFR + 1.860%)	6.316%	10/3/29	450,000	459,005	(a)(c)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	530,000	529,335	(a)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	800,000	782,836	(b)(c)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	460,000	419,939	(b)(c)
HSBC Holdings PLC, Senior Notes	4.950%	3/31/30	200,000	193,859
HSBC Holdings PLC, Senior Notes (6.254% to 3/9/33 then SOFR + 2.390%)	6.254%	3/9/34	1,300,000	1,324,734	(c)
HSBC Holdings PLC, Subordinated Notes (4.762% to 3/29/32 then SOFR + 2.530%)	4.762%	3/29/33	470,000	413,944	(c)
Intesa Sanpaolo SpA, Senior Notes	7.000%	11/21/25	290,000	293,868	(a)
Intesa Sanpaolo SpA, Senior Notes	4.700%	9/23/49	200,000	137,554	(a)
Intesa Sanpaolo SpA, Senior Notes (7.778% to 6/20/53 then 1 year Treasury Constant Maturity Rate + 3.900%)	7.778%	6/20/54	340,000	326,961	(a)(c)
Intesa Sanpaolo SpA, Subordinated Notes (4.198% to 6/1/31 then 1 year Treasury Constant Maturity Rate + 2.600%)	4.198%	6/1/32	200,000	154,980	(a)(c)
Intesa Sanpaolo SpA, Subordinated Notes (4.950% to 6/1/41 then 1 year Treasury Constant Maturity Rate + 2.750%)	4.950%	6/1/42	430,000	283,349	(a)(c)
JPMorgan Chase & Co., Junior Subordinated Notes (3 mo. Term SOFR + 3.562%)	8.939%	2/1/24	700,000	705,048	(b)(c)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	1,651,890
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	760,000	755,931
Lloyds Banking Group PLC, Junior Subordinated Notes (6.750% to 6/27/26 then 5 year Treasury Constant Maturity Rate + 4.815%)	6.750%	6/27/26	220,000	211,298	(b)(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year ICE Swap Rate + 4.760%)	7.500%	6/27/24	620,000	609,070	(b)(c)

See Notes to Financial Statements.

16	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	470,000	$454,093	(b)(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (8.000% to 3/27/30 then 5 year Treasury Constant Maturity Rate + 3.913%)	8.000%	9/27/29	410,000	389,327	(b)(c)
NatWest Group PLC, Subordinated Notes (3.754% to 11/1/24 then 5 year Treasury Constant Maturity Rate + 2.100%)	3.754%	11/1/29	200,000	192,427	(c)
PNC Bank NA, Subordinated Notes	4.050%	7/26/28	650,000	607,117
Truist Financial Corp., Senior Notes (5.867% to 6/8/33 then SOFR + 2.361%)	5.867%	6/8/34	390,000	379,939	(c)
Truist Financial Corp., Senior Notes (7.161% to 10/30/28 then SOFR + 2.446%)	7.161%	10/30/29	350,000	366,046	(c)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	1,610,000	1,577,310	(a)(c)
US Bancorp, Senior Notes (5.836% to 6/10/33 then SOFR + 2.260%)	5.836%	6/12/34	470,000	463,029	(c)
Wells Fargo & Co., Senior Notes (4.611% to 4/25/52 then SOFR + 2.130%)	4.611%	4/25/53	600,000	502,937	(c)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. Term SOFR + 4.502%)	5.013%	4/4/51	350,000	311,449	(c)
Wells Fargo & Co., Senior Notes (5.557% to 7/25/33 then SOFR + 1.990%)	5.557%	7/25/34	880,000	857,736	(c)
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	420,000	327,882
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	530,000	435,363
Westpac Banking Corp., Subordinated Notes	4.421%	7/24/39	170,000	135,402
Total Banks				36,234,685
Capital Markets — 7.6%
Charles Schwab Corp., Junior Subordinated Notes (4.000% to 12/1/30 then 10 year Treasury Constant Maturity Rate + 3.079%)	4.000%	12/1/30	500,000	378,188	(b)(c)
Charles Schwab Corp., Senior Notes	3.850%	5/21/25	230,000	224,073
Charles Schwab Corp., Senior Notes (5.853% to 5/19/33 then SOFR + 2.500%)	5.853%	5/19/34	410,000	405,316	(c)
Charles Schwab Corp., Senior Notes (6.136% to 8/24/33 then SOFR + 2.010%)	6.136%	8/24/34	680,000	682,165	(c)
CI Financial Corp., Senior Notes	4.100%	6/15/51	250,000	139,567
CME Group Inc., Senior Notes	5.300%	9/15/43	750,000	757,969
Credit Suisse AG AT1 Claim	—	—	2,390,000	274,850	*(d)

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	17

Schedule of investments (cont’d)

November 30, 2023

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Credit Suisse USA Inc., Senior Notes	7.125%	7/15/32	70,000	$76,723
Goldman Sachs Group Inc., Junior Subordinated Notes (7.500% to 2/10/29 then 5 year Treasury Constant Maturity Rate + 3.156%)	7.500%	2/10/29	150,000	152,558	(b)(c)
Goldman Sachs Group Inc., Senior Notes	5.700%	11/1/24	600,000	599,790
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	2,678,711
Goldman Sachs Group Inc., Senior Notes (3.615% to 3/15/27 then SOFR + 1.846%)	3.615%	3/15/28	1,670,000	1,571,890	(c)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	70,000	63,123
Intercontinental Exchange Inc., Senior Notes	4.950%	6/15/52	390,000	361,886
Intercontinental Exchange Inc., Senior Notes	5.200%	6/15/62	400,000	376,621
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	1,300,000	1,112,643	(a)
KKR Group Finance Co. VI LLC, Senior Notes	3.750%	7/1/29	110,000	99,369	(a)
KKR Group Finance Co. X LLC, Senior Notes	3.250%	12/15/51	160,000	98,970	(a)
Morgan Stanley, Senior Notes	6.375%	7/24/42	140,000	152,897
Morgan Stanley, Senior Notes (1.928% to 4/28/31 then SOFR + 1.020%)	1.928%	4/28/32	900,000	692,000	(c)
Morgan Stanley, Subordinated Notes	4.350%	9/8/26	500,000	485,165
Morgan Stanley, Subordinated Notes (5.297% to 4/20/32 then SOFR + 2.620%)	5.297%	4/20/37	190,000	176,961	(c)
Morgan Stanley, Subordinated Notes (5.948% to 1/19/33 then 5 year Treasury Constant Maturity Rate + 2.430%)	5.948%	1/19/38	160,000	155,168	(c)
Raymond James Financial Inc., Senior Notes	4.650%	4/1/30	120,000	116,474
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	150,000	129,817
S&P Global Inc., Senior Notes	3.250%	12/1/49	110,000	77,045
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	920,000	917,980	(a)(b)(c)
UBS Group AG, Junior Subordinated Notes (9.250% to 11/13/33 then 5 year Treasury Constant Maturity Rate + 4.758%)	9.250%	11/13/33	440,000	467,467	(a)(b)(c)
UBS Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	400,000	359,285	(a)(c)
UBS Group AG, Senior Notes (6.301% to 9/22/33 then 1 year Treasury Constant Maturity Rate + 2.000%)	6.301%	9/22/34	350,000	353,496	(a)(c)
Total Capital Markets				14,138,167

See Notes to Financial Statements.

18	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — 0.4%
Capital One Financial Corp., Senior Notes (5.817% to 2/1/33 then SOFR + 2.600%)	5.817%	2/1/34	240,000	$225,221	(c)
Navient Corp., Senior Notes	6.125%	3/25/24	480,000	480,070
Total Consumer Finance				705,291
Financial Services — 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.850%	10/29/41	530,000	396,058
Berkshire Hathaway Energy Co., Senior Notes	6.125%	4/1/36	1,000,000	1,028,954
Carlyle Finance LLC, Senior Notes	5.650%	9/15/48	170,000	146,703	(a)
Carlyle Finance Subsidiary LLC, Senior Notes	3.500%	9/19/29	230,000	210,054	(a)
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	360,000	320,086	(a)
Everest Reinsurance Holdings Inc., Senior Notes	3.500%	10/15/50	220,000	149,771
ILFC E-Capital Trust I, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.550%)	7.209%	12/21/65	800,000	588,294	(a)(c)
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.800%)	7.459%	12/21/65	100,000	76,944	(a)(c)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	2.875%	10/15/26	230,000	208,060	(a)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	4.000%	10/15/33	220,000	178,038	(a)
Total Financial Services				3,302,962
Insurance — 3.8%
Allianz SE, Junior Subordinated Notes (3.500% to 4/30/26 then 5 year Treasury Constant Maturity Rate + 2.973%)	3.500%	11/17/25	200,000	171,726	(a)(b)(c)
American International Group Inc., Senior Notes	4.750%	4/1/48	80,000	69,556
Americo Life Inc., Senior Notes	3.450%	4/15/31	120,000	90,843	(a)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	360,000	354,406	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	840,000	881,126	(a)
Marsh & McLennan Cos. Inc., Senior Notes	2.900%	12/15/51	170,000	106,491
Massachusetts Mutual Life Insurance Co., Subordinated Notes	3.375%	4/15/50	100,000	67,606	(a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	420,000	330,622	(a)

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	19

Schedule of investments (cont’d)

November 30, 2023

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
MetLife Inc., Junior Subordinated Notes	6.400%	12/15/36	1,000,000	$985,618
MetLife Inc., Junior Subordinated Notes	9.250%	4/8/38	159,000	176,416	(a)
Nationwide Mutual Insurance Co., Subordinated Notes	9.375%	8/15/39	520,000	655,595	(a)
New York Life Insurance Co., Subordinated Notes	4.450%	5/15/69	140,000	109,107	(a)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.625%	9/30/59	180,000	121,653	(a)
Prudential Financial Inc., Junior Subordinated Notes (6.750% to 3/1/33 then 5 year Treasury Constant Maturity Rate + 2.848%)	6.750%	3/1/53	270,000	269,174	(c)
RenaissanceRe Holdings Ltd., Senior Notes	5.750%	6/5/33	300,000	293,876
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	1,050,000	1,138,603	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	660,000	586,127	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	3.300%	5/15/50	330,000	219,015	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	432,470
Total Insurance				7,060,030
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Blackstone Holdings Finance Co. LLC, Senior Notes	6.200%	4/22/33	700,000	718,608	(a)
Total Financials				62,159,743
Health Care — 11.4%
Biotechnology — 1.9%
AbbVie Inc., Senior Notes	3.200%	11/21/29	270,000	245,226
AbbVie Inc., Senior Notes	4.050%	11/21/39	1,160,000	997,616
Amgen Inc., Senior Notes	5.250%	3/2/33	1,160,000	1,148,730
Amgen Inc., Senior Notes	5.650%	3/2/53	460,000	454,034
Amgen Inc., Senior Notes	5.750%	3/2/63	160,000	156,719
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	100,000	101,076
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	500,000	434,765
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	100,000	90,018
Total Biotechnology				3,628,184
Health Care Equipment & Supplies — 0.7%
Abbott Laboratories, Senior Notes	4.900%	11/30/46	200,000	193,407
Becton Dickinson & Co., Senior Notes	4.685%	12/15/44	910,000	794,864
Becton Dickinson & Co., Senior Notes	4.669%	6/6/47	450,000	393,545
Total Health Care Equipment & Supplies				1,381,816

See Notes to Financial Statements.

20	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — 6.5%
Centene Corp., Senior Notes	4.250%	12/15/27	160,000	$151,172
Centene Corp., Senior Notes	4.625%	12/15/29	560,000	520,600
Centene Corp., Senior Notes	3.375%	2/15/30	790,000	683,704
Centene Corp., Senior Notes	3.000%	10/15/30	120,000	100,229
Cigna Group, Senior Notes	4.125%	11/15/25	540,000	527,625
Cigna Group, Senior Notes	4.800%	8/15/38	540,000	498,623
Cigna Group, Senior Notes	3.200%	3/15/40	220,000	163,762
CommonSpirit Health, Secured Notes	4.350%	11/1/42	60,000	49,012
CVS Health Corp., Senior Notes	4.100%	3/25/25	1,460,000	1,437,285
CVS Health Corp., Senior Notes	4.300%	3/25/28	1,610,000	1,558,572
CVS Health Corp., Senior Notes	4.780%	3/25/38	2,060,000	1,849,783
CVS Health Corp., Senior Notes	5.125%	7/20/45	540,000	481,109
CVS Health Corp., Senior Notes	5.050%	3/25/48	930,000	816,077
Dartmouth-Hitchcock Health, Secured Bonds	4.178%	8/1/48	150,000	111,838
Elevance Health Inc., Senior Notes	5.350%	10/15/25	500,000	499,785
Elevance Health Inc., Senior Notes	4.375%	12/1/47	230,000	192,251
HCA Inc., Senior Notes	4.125%	6/15/29	340,000	315,499
HCA Inc., Senior Notes	5.125%	6/15/39	170,000	152,800
HCA Inc., Senior Notes	5.500%	6/15/47	350,000	314,529
HCA Inc., Senior Notes	5.250%	6/15/49	530,000	460,195
Humana Inc., Senior Notes	4.800%	3/15/47	360,000	313,600
Inova Health System Foundation, Senior Notes	4.068%	5/15/52	140,000	113,118
Kaiser Foundation Hospitals, Senior Notes	3.002%	6/1/51	120,000	77,747
Orlando Health Obligated Group, Senior Notes	4.089%	10/1/48	270,000	210,588
UnitedHealth Group Inc., Senior Notes	3.500%	8/15/39	220,000	176,469
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	220,000	201,134
Total Health Care Providers & Services				11,977,106
Pharmaceuticals — 2.3%
Bausch Health Cos. Inc., Senior Notes	5.000%	1/30/28	130,000	48,731	(a)
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	668,261
Pfizer Investment Enterprises Pte Ltd., Senior Notes	4.750%	5/19/33	620,000	603,395
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.110%	5/19/43	620,000	596,285
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.300%	5/19/53	470,000	458,602
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.340%	5/19/63	90,000	86,629

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	21

Schedule of investments (cont’d)

November 30, 2023

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	200,000	$201,022
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	8.125%	9/15/31	320,000	337,977
Wyeth LLC, Senior Notes	5.950%	4/1/37	1,100,000	1,161,642
Zoetis Inc., Senior Notes	4.700%	2/1/43	40,000	35,779
Total Pharmaceuticals				4,198,323
Total Health Care				21,185,429
Industrials — 7.1%
Aerospace & Defense — 3.1%
Avolon Holdings Funding Ltd., Senior Notes	4.250%	4/15/26	640,000	608,908	(a)
Boeing Co., Senior Notes	3.100%	5/1/26	1,540,000	1,462,895
Boeing Co., Senior Notes	3.250%	2/1/28	580,000	538,780
Boeing Co., Senior Notes	5.705%	5/1/40	330,000	325,588
Boeing Co., Senior Notes	5.805%	5/1/50	220,000	214,792
HEICO Corp., Senior Notes	5.350%	8/1/33	380,000	371,677
Hexcel Corp., Senior Notes	4.200%	2/15/27	1,000,000	952,433
Huntington Ingalls Industries Inc., Senior Notes	3.483%	12/1/27	320,000	298,035
L3Harris Technologies Inc., Senior Notes	5.400%	7/31/33	290,000	289,270
L3Harris Technologies Inc., Senior Notes	4.854%	4/27/35	430,000	404,177
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	50,000	46,952
Lockheed Martin Corp., Senior Notes	4.700%	5/15/46	200,000	183,007
RTX Corp., Senior Notes	4.625%	11/16/48	180,000	154,571
Total Aerospace & Defense				5,851,085
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	765,798
Building Products — 0.1%
Carrier Global Corp., Senior Notes	3.577%	4/5/50	160,000	114,058
Ground Transportation — 0.2%
Union Pacific Corp., Senior Notes	4.375%	11/15/65	530,000	402,701
Union Pacific Corp., Senior Notes	3.750%	2/5/70	30,000	21,114
Total Ground Transportation				423,815
Industrial Conglomerates — 0.4%
General Electric Co., Senior Notes	6.875%	1/10/39	143,000	162,682
Honeywell International Inc., Senior Notes	5.000%	2/15/33	540,000	542,224
Total Industrial Conglomerates				704,906
Machinery — 0.2%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	360,000	320,296

See Notes to Financial Statements.

22	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Passenger Airlines — 0.9%
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	141,666	$139,563	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	170,000	162,978	(a)
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	420,000	424,561	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	260,000	253,822	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	210,000	201,764	(a)
Southwest Airlines Co., Senior Notes	5.125%	6/15/27	290,000	286,859
United Airlines Pass-Through Trust	4.875%	1/15/26	194,560	186,700
Total Passenger Airlines				1,656,247
Trading Companies & Distributors — 1.8%
Air Lease Corp., Senior Notes	1.875%	8/15/26	1,000,000	905,010
Air Lease Corp., Senior Notes	5.850%	12/15/27	480,000	482,295
Air Lease Corp., Senior Notes	4.625%	10/1/28	500,000	476,152
Aircastle Ltd., Senior Notes	5.250%	8/11/25	1,000,000	979,930	(a)
Aviation Capital Group LLC, Senior Notes	5.500%	12/15/24	250,000	247,123	(a)
Aviation Capital Group LLC, Senior Notes	4.125%	8/1/25	340,000	326,934	(a)
Total Trading Companies & Distributors				3,417,444
Total Industrials				13,253,649
Information Technology — 3.6%
Electronic Equipment, Instruments & Components — 0.2%
TD SYNNEX Corp., Senior Notes	1.250%	8/9/24	400,000	386,394
IT Services — 0.3%
International Business Machines Corp., Senior Notes	3.500%	5/15/29	200,000	186,432
Kyndryl Holdings Inc., Senior Notes	4.100%	10/15/41	450,000	317,870
Total IT Services				504,302
Semiconductors & Semiconductor Equipment — 1.7%
Broadcom Inc., Senior Notes	4.150%	11/15/30	178,000	165,066
Broadcom Inc., Senior Notes	4.300%	11/15/32	580,000	533,066
Broadcom Inc., Senior Notes	3.187%	11/15/36	22,000	16,820	(a)
Broadcom Inc., Senior Notes	4.926%	5/15/37	239,000	219,012	(a)
Foundry JV Holdco LLC, Senior Secured Notes	5.875%	1/25/34	470,000	466,181	(a)
Intel Corp., Senior Notes	4.900%	7/29/45	220,000	210,485
Intel Corp., Senior Notes	4.750%	3/25/50	20,000	17,783
Intel Corp., Senior Notes	4.950%	3/25/60	100,000	91,835
Intel Corp., Senior Notes	3.200%	8/12/61	180,000	115,542

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	23

Schedule of investments (cont’d)

November 30, 2023

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — continued
Micron Technology Inc., Senior Notes	2.703%	4/15/32	210,000	$168,207
Micron Technology Inc., Senior Notes	3.366%	11/1/41	40,000	28,030
NVIDIA Corp., Senior Notes	3.500%	4/1/40	100,000	82,478
NVIDIA Corp., Senior Notes	3.500%	4/1/50	300,000	232,494
NVIDIA Corp., Senior Notes	3.700%	4/1/60	120,000	92,501
QUALCOMM Inc., Senior Notes	4.300%	5/20/47	70,000	60,211
Texas Instruments Inc., Senior Notes	4.600%	2/15/28	380,000	379,701
Texas Instruments Inc., Senior Notes	3.875%	3/15/39	430,000	375,378
Total Semiconductors & Semiconductor Equipment				3,254,790
Software — 1.2%
Microsoft Corp., Senior Notes	4.250%	2/6/47	1,520,000	1,400,110
Oracle Corp., Senior Notes	3.950%	3/25/51	490,000	362,813
Oracle Corp., Senior Notes	4.100%	3/25/61	580,000	418,986
Total Software				2,181,909
Technology Hardware, Storage & Peripherals — 0.2%
Dell International LLC/EMC Corp., Senior Notes	8.100%	7/15/36	200,000	235,684
Dell International LLC/EMC Corp., Senior Notes	8.350%	7/15/46	60,000	74,050
Total Technology Hardware, Storage & Peripherals				309,734
Total Information Technology				6,637,129
Materials — 1.5%
Chemicals — 0.4%
Celanese US Holdings LLC, Senior Notes	5.900%	7/5/24	480,000	478,924
Ecolab Inc., Senior Notes	4.800%	3/24/30	130,000	129,398
OCP SA, Senior Notes	3.750%	6/23/31	200,000	165,806	(a)
Total Chemicals				774,128
Metals & Mining — 1.1%
ArcelorMittal SA, Senior Notes	6.550%	11/29/27	240,000	248,006
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	400,000	324,468	(a)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	330,000	296,315
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	590,000	562,382	(a)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	550,000	517,286
Total Metals & Mining				1,948,457
Total Materials				2,722,585
Real Estate — 1.4%
Diversified REITs — 0.5%
Vornado Realty LP, Senior Notes	3.500%	1/15/25	1,000,000	957,827
Health Care REITs — 0.6%
Diversified Healthcare Trust, Senior Notes	4.750%	5/1/24	190,000	179,685

See Notes to Financial Statements.

24	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care REITs — continued
Ventas Realty LP, Senior Notes	4.400%	1/15/29	540,000	$507,234
Welltower OP LLC, Senior Notes	4.125%	3/15/29	510,000	478,886
Total Health Care REITs				1,165,805
Residential REITs — 0.1%
Invitation Homes Operating Partnership LP, Senior Notes	4.150%	4/15/32	130,000	113,803
Retail REITs — 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	300,000	291,349	(a)
Specialized REITs — 0.0%††
Extra Space Storage LP, Senior Notes	3.900%	4/1/29	110,000	100,985
Total Real Estate				2,629,769
Utilities — 4.3%
Electric Utilities — 4.3%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	530,000	452,572
Comision Federal de Electricidad, Senior Notes	4.677%	2/9/51	200,000	129,778	(a)
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	636,339
Edison International, Junior Subordinated Notes (5.000% to 3/15/27 then 5 year Treasury Constant Maturity Rate + 3.901%)	5.000%	12/15/26	160,000	146,730	(b)(c)
Edison International, Junior Subordinated Notes (5.375% to 3/15/26 then 5 year Treasury Constant Maturity Rate + 4.698%)	5.375%	3/15/26	230,000	213,269	(b)(c)
Enel Finance International NV, Senior Notes	6.800%	10/14/25	200,000	203,692	(a)
Exelon Corp., Senior Notes	4.050%	4/15/30	190,000	176,364
FirstEnergy Corp., Senior Notes	4.150%	7/15/27	480,000	457,059
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	3,040,000	3,537,864
MidAmerican Energy Co., First Mortgage Bonds	3.650%	4/15/29	240,000	223,434
Ohio Edison Co., Senior Notes	5.500%	1/15/33	140,000	136,779	(a)
Pacific Gas and Electric Co., First Mortgage Bonds	2.500%	2/1/31	130,000	103,615
Pacific Gas and Electric Co., First Mortgage Bonds	3.300%	8/1/40	30,000	20,529
Pacific Gas and Electric Co., First Mortgage Bonds	4.950%	7/1/50	310,000	247,043
Pacific Gas and Electric Co., First Mortgage Bonds	6.750%	1/15/53	220,000	222,503

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	25

Schedule of investments (cont’d)

November 30, 2023

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Electric Utilities — continued
Southern California Edison Co., First Mortgage Bonds	4.125%	3/1/48	480,000		$374,054
Virginia Electric & Power Co., Senior Notes	8.875%	11/15/38	500,000		649,986
Total Utilities					7,931,610
Total Corporate Bonds & Notes (Cost — $188,108,017)					177,267,423
Sovereign Bonds — 0.9%
Argentina — 0.5%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	11,447		4,179
Argentine Republic Government International Bond, Senior Notes, Step bond (3.625% to 7/9/24 then 4.125%)	3.625%	7/9/35	182,200		59,559
Provincia de Buenos Aires, Senior Notes, Step bond (6.375% to 9/1/24 then 6.625%)	6.375%	9/1/37	2,141,885		787,678	(a)
Total Argentina					851,416
Mexico — 0.2%
Mexican Bonos, Senior Notes	8.500%	11/18/38	8,780,000	MXN	471,012
Qatar — 0.2%
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	410,000		365,931	(a)
Total Sovereign Bonds (Cost — $2,025,121)					1,688,359
Municipal Bonds — 0.7%
California — 0.3%
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	7.000%	10/1/39	500,000		511,282	(a)
Regents of the University of California Medical Center Pooled Revenue, Series Q	4.563%	5/15/53	160,000		137,042
Total California					648,324
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	260,000		221,924
Illinois — 0.3%
Illinois State, GO, Taxable, Build America Bonds, Series 2010-3	6.725%	4/1/35	489,231		500,937
Total Municipal Bonds (Cost — $1,458,504)					1,371,185

See Notes to Financial Statements.

26	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 0.4%
Communication Services — 0.4%
Media — 0.4%
DISH Network Corp., Senior Notes (Cost — $717,101)	2.375%	3/15/24	730,000	$700,325
Senior Loans — 0.3%
Consumer Discretionary — 0.1%
Specialty Retail — 0.1%
Great Outdoors Group LLC, Term Loan B2 (3 mo. Term SOFR + 4.012%)	9.402%	3/6/28	179,209	177,993	(c)(e)(f)
Industrials — 0.1%
Passenger Airlines — 0.1%
Delta Air Lines Inc., Initial Term Loan (3 mo. Term SOFR + 3.750%)	9.166%	10/20/27	224,000	229,265	(c)(e)(f)
Materials — 0.1%
Paper & Forest Products — 0.1%
Schweitzer-Mauduit International Inc., Term Loan B (1 mo. Term SOFR + 3.864%)	9.213%	4/20/28	87,975	87,095	(c)(e)(f)
Total Senior Loans (Cost — $488,815)				494,353

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Insurance — 0.1%
Delphi Financial Group Inc. (3 mo. Term SOFR + 3.452%) (Cost — $233,032)	8.831%		9,325	208,647	(c)
Total Investments before Short-Term Investments (Cost — $193,030,590)				181,730,292
Short-Term Investments — 0.7%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $1,261,356)	5.282%		1,261,356	1,261,356	(g)(h)
Total Investments — 98.8% (Cost — $194,291,946)				182,991,648
Other Assets in Excess of Liabilities — 1.2%				2,178,704
Total Net Assets — 100.0%				$185,170,352

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	27

Schedule of investments (cont’d)

November 30, 2023

Western Asset Investment Grade Defined Opportunity Trust Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security is fair valued in accordance with procedures approved by the Board of Directors (Note 1).

(e)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(g)	Rate shown is one-day yield as of the end of the reporting period.

(h)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At November 30, 2023, the total market value of investments in Affiliated Companies was $1,261,356 and the cost was $1,261,356 (Note 7).

Abbreviation(s) used in this schedule:

GO	— General Obligation

GTD	— Guaranteed

ICE	— Intercontinental Exchange

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At November 30, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	28	3/24	$5,706,380	$5,724,906	$18,526
U.S. Treasury 5-Year Notes	114	3/24	12,121,876	12,181,077	59,201
U.S. Treasury Ultra Long-Term Bonds	16	3/24	1,943,373	1,968,000	24,627
					102,354

See Notes to Financial Statements.

28	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
U.S. Treasury Long-Term Bonds	30	3/24	$3,459,557	$3,493,125	$(33,568)
U.S. Treasury Ultra 10-Year Notes	19	3/24	2,141,342	2,156,797	(15,455)
					(49,023)
Net unrealized appreciation on open futures contracts					$53,331

At November 30, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
EUR	1,463,000	USD	1,551,074	BNP Paribas SA	1/19/24	$45,019
JPY	192,282,631	USD	1,304,792	Citibank N.A.	1/19/24	2,791
BRL	4,479,974	USD	873,903	Goldman Sachs Group Inc.	1/19/24	31,122
Net unrealized appreciation on open forward foreign currency contracts						$78,932

Abbreviation(s) used in this table:

BRL	— Brazilian Real

EUR	— Euro

JPY	— Japanese Yen

USD	— United States Dollar

At November 30, 2023, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.41 Index	$1,920,600	12/20/28	5.000% quarterly	$(74,566)	$(13,303)	$(61,263)
Markit CDX.NA.IG.41 Index	3,649,300	12/20/28	1.000% quarterly	(61,282)	(50,683)	(10,599)
Total	$5,569,900			$(135,848)	$(63,986)	$(71,862)

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	29

Schedule of investments (cont’d)

November 30, 2023

Western Asset Investment Grade Defined Opportunity Trust Inc.

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

30	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Statement of assets and liabilities

November 30, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $193,030,590)	$181,730,292
Investments in affiliated securities, at value (Cost — $1,261,356)	1,261,356
Foreign currency, at value (Cost — $97,765)	108,682
Cash	674
Interest receivable	2,480,460
Deposits with brokers for open futures contracts	259,556
Deposits with brokers for centrally cleared swap contracts	204,800
Unrealized appreciation on forward foreign currency contracts	78,932
Receivable for securities sold	39,700
Dividends receivable from affiliated investments	2,176
Prepaid expenses	943
Total Assets	186,167,571

Liabilities:
Distributions payable	743,089
Investment management fee payable	89,130
Audit and tax fees payable	54,383
Payable to brokers — net variation margin on open futures contracts	25,235
Directors’ fees payable	7,785
Payable to brokers — net variation margin on centrally cleared swap contracts	2,002
Accrued expenses	75,595
Total Liabilities	997,219
Total Net Assets	$185,170,352

Net Assets:
Par value ($0.001 par value; 10,848,022 shares issued and outstanding; 100,000,000 shares authorized)	$10,848
Paid-in capital in excess of par value	206,591,313
Total distributable earnings (loss)	(21,431,809)
Total Net Assets	$185,170,352

Shares Outstanding	10,848,022

Net Asset Value	$17.07

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	31

Statement of operations

For the Year Ended November 30, 2023

Investment Income:
Interest	$10,277,210
Dividends from affiliated investments	56,527
Dividends from unaffiliated investments	19,609
Less: Foreign taxes withheld	(8,210)
Total Investment Income	10,345,136

Expenses:
Investment management fee (Note 2)	1,208,003
Directors’ fees	62,431
Audit and tax fees	54,383
Legal fees	44,626
Transfer agent fees	34,070
Fund accounting fees	27,139
Shareholder reports	13,106
Stock exchange listing fees	12,549
Insurance	1,246
Custody fees	650
Miscellaneous expenses	12,660
Total Expenses	1,470,863
Less: Fee waivers and/or expense reimbursements (Note 2)	(93,919)
Net Expenses	1,376,944
Net Investment Income	8,968,192

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(4,471,011)
Futures contracts	18,116
Swap contracts	(326,183)
Forward foreign currency contracts	(184,461)
Foreign currency transactions	1,561
Net Realized Loss	(4,961,978)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	2,823,020
Futures contracts	(37,947)
Swap contracts	122,285
Forward foreign currency contracts	20,727
Foreign currencies	8,241
Change in Net Unrealized Appreciation (Depreciation)	2,936,326
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(2,025,652)
Increase in Net Assets From Operations	$6,942,540

See Notes to Financial Statements.

32	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2023	2022

Operations:
Net investment income	$8,968,192	$8,426,977
Net realized loss	(4,961,978)	(846,043)
Change in net unrealized appreciation (depreciation)	2,936,326	(44,849,179)
Increase (Decrease) in Net Assets From Operations	6,942,540	(37,268,245)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(8,721,810)	(8,656,680)
Decrease in Net Assets From Distributions to Shareholders	(8,721,810)	(8,656,680)

Fund Share Transactions:
Reinvestment of distributions (0 and 1,236 shares issued, respectively)	—	26,544
Increase in Net Assets From Fund Share Transactions	—	26,544
Decrease in Net Assets	(1,779,270)	(45,898,381)

Net Assets:
Beginning of year	186,949,622	232,848,003
End of year	$185,170,352	$186,949,622

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	33

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30:
	2023[1]	2022[1]	2021[1]	2020[1]	2019[1]

Net asset value, beginning of year	$17.23	$21.47	$22.09	$21.12	$19.21

Income (loss) from operations:
Net investment income	0.83	0.78	0.76	0.79	0.88
Net realized and unrealized gain (loss)	(0.19)	(4.22)	(0.58)	1.03	2.05
Total income (loss) from operations	0.64	(3.44)	0.18	1.82	2.93

Less distributions from:
Net investment income	(0.80)	(0.80)	(0.80)	(0.81)	(0.89)
Net realized gains	—	—	—	(0.04)	(0.13)
Total distributions	(0.80)	(0.80)	(0.80)	(0.85)	(1.02)

Net asset value, end of year	$17.07	$17.23	$21.47	$22.09	$21.12

Market price, end of year	$16.35	$16.47	$22.03	$21.42	$21.24
Total return, based on NAV[2,3]	3.84%	(16.20)%	0.83%	8.96%	15.59%
Total return, based on Market Price[4]	4.23%	(21.82)%	6.70%	5.06%	23.70%

Net assets, end of year (millions)	$185	$187	$233	$239	$229

Ratios to average net assets:
Gross expenses	0.79%	0.80%	0.79%	0.79%	0.78%
Net expenses[5]	0.74 [6]	0.78 [6]	0.79 [6]	0.79 [6]	0.78
Net investment income	4.83	4.16	3.49	3.77	4.33

Portfolio turnover rate	13%	18%	19%	41%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed income securities of varying maturities.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	35

Notes to financial statements (cont’d)

asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

36	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$177,267,423	—	$177,267,423
Sovereign Bonds	—	1,688,359	—	1,688,359
Municipal Bonds	—	1,371,185	—	1,371,185
Convertible Bonds & Notes	—	700,325	—	700,325
Senior Loans	—	494,353	—	494,353
Preferred Stocks	—	208,647	—	208,647
Total Long-Term Investments	—	181,730,292	—	181,730,292
Short-Term Investments†	$1,261,356	—	—	1,261,356
Total Investments	$1,261,356	$181,730,292	—	$182,991,648
Other Financial Instruments:
Futures Contracts††	$102,354	—	—	$102,354
Forward Foreign Currency Contracts††	—	$78,932	—	78,932
Total Other Financial Instruments	$102,354	$78,932	—	$181,286
Total	$1,363,710	$181,809,224	—	$183,172,934

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	37

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$49,023	—	—	$49,023
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	$71,862	—	71,862
Total	$49,023	$71,862	—	$120,885

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

38	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2023, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended November 30, 2023, see Note 4.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	39

Notes to financial statements (cont’d)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

40	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	41

Notes to financial statements (cont’d)

(g) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the

42	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of November 30, 2023, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	43

Notes to financial statements (cont’d)

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC prior to November 30, 2023) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. FTFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

FTFA provides administrative and certain oversight services to the Fund. The Fund pays FTFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

FTFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Singapore, Western Asset Japan and Western Asset London provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, FTFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

44	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).

Effective June 1, 2022, FTFA implemented a voluntary investment management fee waiver of 0.05% that will continue until May 31, 2024.

During the year ended November 30, 2023, fees waived and/or expenses reimbursed amounted to $93,919, which included an affiliated money market fund waiver of $996.

All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended November 30, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$20,102,059	$3,854,729
Sales	21,346,530	3,804,640

At November 30, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$197,150,798	$3,103,363	$(17,262,513)	$(14,159,150)
Futures contracts	—	102,354	(49,023)	53,331
Forward foreign currency contracts	—	78,932	—	78,932
Swap contracts	(63,986)	—	(71,862)	(71,862)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2023.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$102,354	—	$102,354
Forward foreign currency contracts	—	$78,932	78,932
Total	$102,354	$78,932	$181,286

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	45

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$49,023	—	$49,023
Centrally cleared swap contracts[3]	—	$71,862	71,862
Total	$49,023	$71,862	$120,885

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended November 30, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$18,116	—	—	$18,116
Swap contracts	—	—	$(326,183)	(326,183)
Forward foreign currency contracts	—	$(184,461)	—	(184,461)
Total	$18,116	$(184,461)	$(326,183)	$(492,528)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(37,947)	—	—	$(37,947)
Swap contracts	—	—	$122,285	122,285
Forward foreign currency contracts	—	$20,727	—	20,727
Total	$(37,947)	$20,727	$122,285	$105,065

46	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

During the year ended November 30, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$19,453,691
Futures contracts (to sell)	4,819,977
Forward foreign currency contracts (to buy)	2,752,359

Average Notional Balance
Credit default swap contracts (buy protection)	$6,413,654

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of November 30, 2023.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
BNP Paribas SA	$45,019	—	$45,019	—	$45,019
Citibank N.A.	2,791	—	2,791	—	2,791
Goldman Sachs Group Inc.	31,122	—	31,122	—	31,122
Total	$78,932	—	$78,932	—	$78,932

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Distributions subsequent to November 30, 2023

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
11/22/2023	12/1/2023	$0.0685
12/21/2023	12/29/2023	$0.0695
1/24/2024	2/1/2024	$0.0695
2/22/2024	3/1/2024	$0.0695

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the years ended November 30, 2023 and November 30, 2022, the Fund did not repurchase any shares.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	47

Notes to financial statements (cont’d)

7. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended November 30, 2023. The following transactions were effected in such company for the year ended November 30, 2023.

	Affiliate Value at November 30,	Purchased		Sold
	2022	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$838,034	$22,736,660	22,736,660	$22,313,338	22,313,338

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at November 30, 2023
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$56,527	—	$1,261,356

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$8,721,810	$8,656,680

As of November 30, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$357,256
Deferred capital losses*	(6,762,116)
Other book/tax temporary differences(a)	(939,036)
Unrealized appreciation (depreciation)(b)	(14,087,913)
Total distributable earnings (loss) — net	$(21,431,809)

48	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the difference between cash and accrual basis distributions paid and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium on fixed income securities.

9. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

10. Other matter

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which was the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR is no longer published on a representative basis. Alternative references rates have been established in most major currencies. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board effectively automatically replaced the USD LIBOR benchmark in the contract upon LIBOR’s cessation at the end of June 2023. The recommended benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various industry groups are in the process of facilitating the transition away from

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	49

Notes to financial statements (cont’d)

LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

50	Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statement of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the five years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, agent banks and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 18, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2023 Annual Report	51

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†

Robert D. Agdern

Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)
Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years	None

Carol L. Colman

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years	None

52	Western Asset Investment Grade Defined Opportunity Trust Inc.

Independent Directors† (cont’d)

Daniel P. Cronin

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years	None

Paolo M. Cucchi

Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, and Pricing and Valuation Committees, and Chair of Compensation Committee, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years	None

Western Asset Investment Grade Defined Opportunity Trust Inc.	53

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

Eileen A. Kamerick

Year of birth	1958
Position(s) held with Fund[1]	Lead Independent Director and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during the past five years	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (since 2015); National Association of Corporate Directors Board Leadership Fellow (since 2016, with Directorship Certification since 2019) and NACD 2022 Directorship 100 honoree; Adjunct Professor, Georgetown University Law Center (since 2021); Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, University of Iowa College of Law (since 2007); formerly, Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years	Director, VALIC Company I (since October 2022); Director of ACV Auctions Inc. (since 2021); formerly, Director of Hochschild Mining plc (precious metals company) (2016 to 2023); Director of Associated Banc-Corp (financial services company) (since 2007); formerly Trustee of AIG Funds and Anchor Series Trust (2018 to 2021)

Nisha Kumar

Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of the Audit Committee, Class II
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Formerly, Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (2011 to 2021); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009); Member of the Council of Foreign Relations
Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years	Director of The India Fund, Inc. (since 2016); formerly, Director of Aberdeen Income Credit Strategies Fund (2017 to 2018); and Director of The Asia Tigers Fund, Inc. (2016 to 2018)

54	Western Asset Investment Grade Defined Opportunity Trust Inc.

Interested Director and Officer

Jane Trust, CFA[2]

Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of portfolios in fund complex overseen by Director (including the Fund)	123
Other board memberships held by Director during the past five years	None

Additional Officers

Fred Jensen Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker- dealer) (2000 to 2003)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2023
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain funds associated with Legg Mason & Co. or its affiliates since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Investment Grade Defined Opportunity Trust Inc.	55

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2022
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020) and Assistant Secretary of certain funds in the fund complex (2006 to 2022)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2025, year 2026 and year 2024, respectively, or thereafter in each case when their respective successors are duly elected and

56	Western Asset Investment Grade Defined Opportunity Trust Inc.

qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.

Western Asset Investment Grade Defined Opportunity Trust Inc.	57

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

58	Western Asset Investment Grade Defined Opportunity Trust Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Franklin Resources Inc.

Compliance Department

280 Park Ave, 8th Floor

New York, NY 10017

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Investment Grade Defined Opportunity Trust Inc.	59

Summary of information regarding the Fund (unaudited)

Investment Objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund’s investment objectives are fundamental and may not be changed without stockholder approval.

Principal Investment Policies and Strategies

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of investment grade corporate fixed income securities of varying maturities. “Corporate fixed income securities” include corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as preferred shares, senior secured floating rate and fixed rate loans or debt (“Senior Loans”), second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”), loan participations, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances. Certain corporate debt instruments, such as convertible securities, may also include the right to participate in equity appreciation, and Western Asset will generally evaluate those instruments based primarily on their debt characteristics. The Fund’s policy to invest, under normal market conditions, at least 80% of its net assets in a portfolio of investment grade corporate fixed income securities of varying maturities may be changed by the Board without a stockholder vote, except that the Fund will give stockholders at least 60 days’ notice of any change to such policy.

Under normal market conditions, the Fund will invest at least 50% of its net assets in corporate bonds, debentures and notes.

The Fund may invest up to 20% of its net assets in (i) corporate fixed income securities of below investment grade quality (commonly referred to as “high-yield” securities or “junk bonds”) at the time of investment and (ii) other securities, including obligations of the U.S. Government, its agencies or instrumentalities, common stocks, warrants and depositary receipts. Corporate fixed income securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

While the Common Stock issued by the Fund will not be rated by an NRSRO, it is expected that, under normal market conditions, the Fund will maintain on an ongoing basis a dollar-weighted average credit quality of portfolio holdings of at least BBB- or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or comparable quality as determined by Western Asset. For securities with legal final maturities of 270 days or less, Western Asset

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may use the underlying credit’s short-term ratings as a proxy for establishing the minimum credit requirement.

“Investment grade” quality securities are those that, at the time of investment, are either rated by one of the NRSROs that rate such securities within the four highest letter grades (including BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s), or if unrated are determined by Western Asset to be of comparable quality. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO (such securities are commonly referred to as split-rated securities). Securities rated BBB by S&P and Fitch are the lowest category of investment grade securities and are regarded as having an adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to impair the issuer’s capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody’s are regarded as having an adequate capacity to pay interest and repay principal for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of the securities.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its net assets in securities of foreign issuers located anywhere in the world, including issuers located in emerging market countries. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. Additionally, the Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its net assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. The Fund will not include derivative instruments for the purposes of the Fund’s policy to invest at least 80% of its net assets in investment grade corporate fixed income securities.

The Fund may invest up to 20% of its net assets in illiquid securities, which are securities that cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

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Summary of information regarding the Fund (unaudited) (cont’d)

In order to reduce the interest rate risk inherent in the Fund’s underlying investments, the Fund may enter into interest rate swap or cap transactions for hedging or investment purposes.

It is expected that, under normal market conditions, the Fund will maintain on an ongoing basis a dollar-weighted average credit quality of portfolio holdings of at least BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s, or comparable quality. For securities with legal final maturities of 270 days or less, Western Asset may use the underlying credit’s short-term ratings as a proxy for establishing the minimum credit requirement. The Fund may purchase unrated securities if Western Asset determines that the securities are of comparable quality to rated securities that the Fund may purchase.

In purchasing securities and other investments for the Fund, Western Asset may take full advantage of the entire range of maturities and durations offered by corporate fixed-income securities and may adjust the average maturity or duration of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and durations and its expectations of future changes in interest rates. As the termination date of the Fund approaches, Western Asset may manage the Fund’s assets in a manner that causes the dollar-weighted average maturity of its assets to shorten and/or increase the percentage of cash or cash equivalents in the Fund’s portfolio.

The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act.

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes as permitted by the 1940 Act.

Principal Risk Factors

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Stock at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the Common Stock represents an indirect investment in the fixed income securities and other investments owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

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Fixed Income Securities Risk. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:

•

Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

•

Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Additionally, such risk may be greater during the current period of historically low interest rates. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

•

Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to stockholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

•

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price, its distributions or its overall return.

Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of

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Summary of information regarding the Fund (unaudited) (cont’d)

your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Below Investment Grade (High-Yield or Junk Bond) Securities Risk. The Fund may invest up to 20% of its net assets in corporate fixed income securities of below investment grade quality (commonly referred to as “high-yield” securities or “junk bonds”) at the time of investment. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Senior Loan Risk. Senior Loans are usually rated below investment grade. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities. While Senior Loans are typically senior and secured in contrast to other below investment grade securities which are often subordinated and unsecured, nevertheless, if a borrower of a Senior Loan defaults or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Loan or nothing at all. Senior Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk and management risk.

There is less readily available and reliable information about most Senior Loans than is the case for many other types of securities. If there is no independent evaluation of a Senior Loan by an NRSRO, Western Asset will rely on its own evaluation of credit quality to determine the Senior Loan’s equivalent credit rating. As a result, the Fund is particularly dependent on the analytical abilities of Western Asset when investing in Senior Loans.

Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times

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equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized or under-collateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to dispose of Senior Loans that are considered highly levered transactions or subject Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of Western Asset, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

The Fund may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution selling the participation, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Second Lien Loans Risk. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured

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Summary of information regarding the Fund (unaudited) (cont’d)

loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

Liquidity Risk. The Fund may invest up to 20% of its net assets in illiquid securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.

Derivatives Risk. The Fund may utilize a variety of derivative instruments for investment, hedging or risk management purposes, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its net assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. The Fund will not include derivative instruments for the purposes of the Fund’s policy to invest at least 80% of its net assets in investment grade corporate fixed income securities. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Effective August 19, 2022, the Fund began operating under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing

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transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.

Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Equity Risk. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Foreign (Non-U.S.) Investment Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively

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Summary of information regarding the Fund (unaudited) (cont’d)

small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. The Fund considers an investment to be in an emerging market if the local currency long-term debt rating assigned by all NRSROs to debt issued by that country is below A-. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Short Sales Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss,

68	Western Asset Investment Grade Defined Opportunity Trust Inc.

which may be substantial. A fund that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the fund does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position.

Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Stock.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.

LIBOR Risk. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which was the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the

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Summary of information regarding the Fund (unaudited) (cont’d)

legislation, a benchmark replacement recommended by the Federal Reserve Board effectively automatically replaced the USD LIBOR benchmark in the contract upon LIBOR’s cessation at the end of June 2023. The recommended benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the Fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund.

Government Intervention in Financial Markets. The instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. Western Asset will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Limited Term Risk. Unless the termination date is amended by stockholders in accordance with the Articles, the Fund will be terminated on or about December 2, 2024. The Fund does not seek to return $20 per share upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its termination date, the portfolio composition of the Fund may change, which may cause the Fund’s returns to decrease and the market price of the Common Stock to fall. Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Stock, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. Upon its

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termination, the Fund will distribute substantially all of its net assets to stockholders which may be more than, equal to or less than $20 per share.

Counterparty Risk. The Fund may enter into transactions with counterparties that become unable or unwilling to fulfill their contractual obligations. There can be no assurance that any such counterparty will not default on its obligations to the Fund. In the event of a counterparty default, the Fund may be hindered or delayed in exercising rights against a counterparty and may experience significant losses. To the extent that the Fund enters into multiple transactions with a single or small set of counterparties, the Fund will be subject to increased counterparty risk.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Leverage Risk. As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes as permitted by the 1940 Act. The Fund may take on leveraging risk by, among other things, purchasing securities on a when-issued or delayed delivery basis, entering into credit default swaps or futures contracts, engaging in short sales or writing options on portfolio securities. When the Fund engages in transactions that have a leveraging effect on the Fund’s portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying asset or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to

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Summary of information regarding the Fund (unaudited) (cont’d)

the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.

The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods

72	Western Asset Investment Grade Defined Opportunity Trust Inc.

to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may purchase corporate fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself. Similar concerns arise for securities sold on a delayed-delivery basis.

Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock.

Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, above or below net asset value or at,

Western Asset Investment Grade Defined Opportunity Trust Inc.	73

Summary of information regarding the Fund (unaudited) (cont’d)

above or below the initial public offering price. The Fund’s Common Stock is designed primarily for long term investors and you should not view the Fund as a vehicle for trading purposes.

Portfolio Turnover Risk. Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on the Fund’s performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including the less stringent diversification requirement that applies to the percent of its total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Anti-Takeover Provisions Risk. The Charter and Bylaws of the Fund include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking high current income. The Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). There can be no assurance, however, that such provisions will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be consistent with its investment objective or aligned with the interests of long-term shareholders, such as liquidating debt investments prior to maturity, triggering taxable events for shareholders and decreasing the size of the Fund. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging an investor from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter professional investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders in order to allow the professional investor to arbitrage the Fund’s market price.

Temporary Defensive Strategies Risk. When Western Asset anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies

74	Western Asset Investment Grade Defined Opportunity Trust Inc.

as a defensive measure and invest all or a portion of its assets in cash or short-term fixed-income securities. To the extent that the Fund invests defensively, it may not achieve its investment objectives.

Operational risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or proprietary information, cause the Fund, the Fund’s manager and subadvisers and/or their service providers to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund, manager and subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

More Information

For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that was declared effective by the SEC on June 25, 2009, as amended or superseded by subsequent disclosures. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

Western Asset Investment Grade Defined Opportunity Trust Inc.	75

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

76	Western Asset Investment Grade Defined Opportunity Trust Inc.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Investment Grade Defined Opportunity Trust Inc.	77

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended November 30, 2023:

	Pursuant to:	Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$19,609
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$19,609
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$6,841,161
Section 163(j) Interest Earned	§163(j)	$10,054,285
Interest Earned from Federal Obligations	Note (1)	$18,287

Note (1) — The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

78	Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset

Investment Grade Defined Opportunity Trust Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

Marc A. De Oliveira*

Secretary and Chief Legal Officer

Thomas C. Mandia

Senior Vice President

Jeanne M. Kelly

Senior Vice President

Western Asset Investment Grade Defined Opportunity Trust Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Franklin Templeton Fund Adviser, LLC**

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

P.O. Box 43006

Providence, RI 02940-3078

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

New York Stock Exchange Symbol

IGI

*	Effective September 7, 2023, Mr. De Oliveira became Secretary and Chief Legal Officer.
**	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include the Western Asset Money Market Funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation; and

•	Online account access user IDs, passwords, security challenge question responses.

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds.

Revised October 2022

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2022

NOT PART OF THE ANNUAL REPORT

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

P.O. Box 43006

Providence, RI 02940-3078

WASX012164 1/24 SR23-4799

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick and Nisha Kumar, are the members of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial experts”.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending November 30, 2022 and November 30, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,383 in November 30, 2022 and $50,383 in November 30, 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2022 and $0 in November 30, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in November 30, 2022 and $10,000 in November 30, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Investment Grade Defined Opportunity Trust Inc. were $0 in November 30, 2022 and $0 in November 30, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Investment Grade Defined Opportunity Trust Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Investment Grade Defined Opportunity Trust Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Investment Grade Defined Opportunity Trust Inc. during the reporting period were $350,359 in November 30, 2022 and $342,635 in November 30, 2023.

(h) Yes. Western Asset Investment Grade Defined Opportunity Trust Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Investment Grade Defined Opportunity Trust Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Nisha Kumar

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Regulatory Affairs Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Regulatory Affairs Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Regulatory Affairs Group for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

The Regulatory Affairs Group reviews proxy issues to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

The Regulatory Affairs Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Regulatory Affairs Group.

Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.

Copies of proxy statements received with respect to securities in client accounts.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies are reviewed by the Regulatory Affairs Group for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance Matters

Western Asset considers ESG matters as part of the overall investment process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by-case basis consistent with the Firm’s fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal.

•	Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF PRINCIPAL OCCUPATION(S) DURING TIME SERVED PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Head of Credit of Western Asset since 2005; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan Brist Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager of Logan Circle Partners 2007-2009);Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors (2000-2007)

Kurt Halvorson Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2022	Co-portfolio manager of the fund; He has been employed by Western Asset as an investment professional for at least the past five years.

Blanton Keh Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2022	Co-portfolio manager of the fund; He has been employed by Western Asset as an investment professional for at least the past five years.

Dan Alexander Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2022	Co-portfolio manager of the fund; He has been employed by Western Asset as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2023.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	93	$123.02 billion	None	None
	Other Pooled Vehicles	301	$69.06 billion	24	$2.64 billion
	Other Accounts	597	$183.59 billion	21	$12.28 billion
Ryan Brist‡	Other Registered Investment Companies	11	$5.70 billion	None	None
	Other Pooled Vehicles	28	$12.05 billion	None	None
	Other Accounts	121	$46.78 billion	4	$1.03 billion
Michael Buchanan‡	Other Registered Investment Companies	32	$15.80 billion	None	None
	Other Pooled Vehicles	57	$18.00 billion	7	$1.43 billion
	Other Accounts	150	$55.77 billion	6	$1.55 billion
Kurt Halvorson‡	Other Registered Investment Companies	6	$1.59 billion	None	None
	Other Pooled Vehicles	12	$3.72 billion	None	None
	Other Accounts	105	$41.14 billion	4	$1.03 billion
Blanton Keh‡	Other Registered Investment Companies	6	$1.59 billion	None	None
	Other Pooled Vehicles	15	$8.78 billion	None	None
	Other Accounts	110	$44.16 billion	4	$1.03 billion
Dan Alexander‡	Other Registered Investment Companies	6	$1.59 billion	None	None
	Other Pooled Vehicles	12	$3.72 billion	None	None
	Other Accounts	105	$41.16 billion	4	$1.03 billion

‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): As of November 30, 2023:

Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of November 30, 2023.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Michael C. Buchanan	A
Ryan Brist	A
Kurt Halvorson	A
Blanton Keh	A
Dan Alexander	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 26, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 26, 2024